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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS




Alliant Techsystems Inc.:

We hereby consent to the incorporation by reference in Registration Statements No. 33-36981, No. 33-48851, No. 33-91138, No. 33-91196, No. 333-33305, No.
333-38775, and No. 333-60665 of our reports dated May 17, 2000, appearing in and incorporated by reference in this Annual Report on Form 10-K of Alliant Techsystems Inc. for the year ended March 31, 2000.



DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
June 24, 2000